The Bank of New York Mellon Corporation

Financial Supplement

Fourth Quarter 2018

THE BANK OF NEW YORK MELLON CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per common share amounts, or unless otherwise noted)						4Q18 vs.				FY18 vs.
	4Q18	3Q18	2Q18	1Q18	4Q17	3Q18	4Q17	FY18	FY17	FY17
Selected income statement data
Fee revenue	$3,146	$3,168	$3,209	$3,319	$2,886	(1)%	9%	$12,842	$12,162	6%
Net securities gains (losses)	—	—	1	(49)	(26)	N/M	N/M	(48)	3	N/M
Fee and other revenue	3,146	3,168	3,210	3,270	2,860	(1)	10	12,794	12,165	5
(Loss) income from consolidated investment management funds	(24)	10	12	(11)	17	N/M	N/M	(13)	70	N/M
Net interest revenue	885	891	916	919	851	(1)	4	3,611	3,308	9
Total revenue	4,007	4,069	4,138	4,178	3,728	(2)	7	16,392	15,543	5
Provision for credit losses	—	(3)	(3)	(5)	(6)	N/M	N/M	(11)	(24)	N/M
Noninterest expense	2,987	2,738	2,747	2,739	3,006	9	(1)	11,211	10,957	2
Income before income taxes	1,020	1,334	1,394	1,444	728	(24)	40	5,192	4,610	13
Provision (benefit) for income taxes	150	220	286	282	(453)	(32)	N/M	938	496	N/M
Net income	$870	$1,114	$1,108	$1,162	$1,181	(22)%	(26)%	$4,254	$4,114	3%
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$832	$1,075	$1,055	$1,135	$1,126	(23)%	(26)%	$4,097	$3,915	5%

Diluted earnings per common share	$0.84	$1.06	$1.03	$1.10	$1.08	(21)%	(22)%	$4.04	$3.72	9%
Average common shares and equivalents outstanding - diluted (in thousands)	988,650	1,003,665	1,014,357	1,021,731	1,030,404	(1)%	(4)%	1,007,141	1,040,290	(3)%

Financial ratios (Quarterly returns are annualized)
Pre-tax operating margin	25%	33%	34%	35%	20%			32%	30%
Return on common equity (a)	8.7%	11.2%	11.2%	12.2%	12.1%			10.8%	10.8%
Return on tangible common equity – Non-GAAP (a)	17.9%	23.1%	23.5%	25.9%	25.9%			22.5%	23.9%
Percent of non-U.S. total revenue	36%	37%	37%	37%	39%			37%	36%

Period end
Assets under custody and/or administration (“AUC/A”) (in trillions) (b)	$33.1	$34.5	$33.6	$33.5	$33.3	(4)%	(1)%
Assets under management (“AUM”) (in trillions)	$1.72	$1.83	$1.81	$1.87	$1.89	(6)%	(9)%

Book value per common share (a)	$38.63	$38.45	$37.97	$37.78	$37.21
Tangible book value per common share – Non-GAAP (a)	$19.04	$19.35	$19.00	$18.78	$18.24
Cash dividends per common share	$0.28	$0.28	$0.24	$0.24	$0.24
Common dividend payout ratio	33%	26%	23%	22%	22%
Closing stock price per common share	$47.07	$50.99	$53.93	$51.53	$53.86
Market capitalization	$45,207	$50,418	$53,927	$52,080	$54,584
Common shares outstanding (in thousands)	960,426	988,777	999,945	1,010,676	1,013,442

Capital ratios at period end (c)
Common Equity Tier 1 ("CET1") ratio	10.6%	11.2%	11.0%	10.7%	10.3%
Tier 1 capital ratio	12.7%	13.3%	13.1%	12.7%	12.3%
Total capital ratio	13.5%	14.1%	13.8%	13.4%	13.0%
Supplementary leverage ratio ("SLR")	6.0%	6.4%	6.1%	5.9%	5.9%
(a)    Non-GAAP information, for all periods presented, excludes goodwill and intangible assets, net of deferred tax liabilities. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of Non-GAAP measures.

(b)    Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.2 trillion at Dec. 31, 2018, $1.4 trillion at Sept. 30, 2018 and June 30, 2018 and $1.3 trillion at March 31, 2018 and Dec. 31, 2017.

(c)    Regulatory capital ratios for Dec. 31, 2018 are preliminary. All risk-based capital ratios are presented using Advanced Approaches risk-weightings. The capital ratios for the 2017 periods are presented on a fully phased-in basis. See "Capital and Liquidity" for the transitional capital ratios.

N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT
(dollars in millions, except per share amounts; common shares in thousands)						4Q18 vs.				FY18 vs.
	4Q18	3Q18	2Q18	1Q18	4Q17	3Q18	4Q17	FY18	FY17	FY17
Revenue
Investment services fees:
Asset servicing	$1,126	$1,157	$1,157	$1,168	$1,130	(3)%	—%	$4,608	$4,383	5%
Clearing services	389	383	392	414	400	2	(3)	1,578	1,553	2
Issuer services	286	287	266	260	197	—	45	1,099	977	12
Treasury services	139	137	140	138	137	1	1	554	557	(1)
Total investment services fees	1,940	1,964	1,955	1,980	1,864	(1)	4	7,839	7,470	5
Investment management and performance fees	893	922	910	960	962	(3)	(7)	3,685	3,584	3
Foreign exchange and other trading revenue	181	155	187	209	166	17	9	732	668	10
Financing-related fees	50	52	53	52	54	(4)	(7)	207	216	(4)
Distribution and servicing	35	34	34	36	38	3	(8)	139	160	(13)
Investment and other income (loss)	47	41	70	82	(198)	N/M	N/M	240	64	N/M
Total fee revenue	3,146	3,168	3,209	3,319	2,886	(1)	9	12,842	12,162	6
Net securities gains (losses)	—	—	1	(49)	(26)	N/M	N/M	(48)	3	N/M
Total fee and other revenue	3,146	3,168	3,210	3,270	2,860	(1)	10	12,794	12,165	5
(Loss) income from consolidated investment management funds	(24)	10	12	(11)	17	N/M	N/M	(13)	70	N/M
Net interest revenue	885	891	916	919	851	(1)	4	3,611	3,308	9
Total revenue	4,007	4,069	4,138	4,178	3,728	(2)	7	16,392	15,543	5
Provision for credit losses	—	(3)	(3)	(5)	(6)	N/M	N/M	(11)	(24)	N/M
Noninterest expense
Staff (a)	1,602	1,478	1,489	1,576	1,628	8	(2)	6,145	6,033	2
Professional, legal and other purchased services	383	332	328	291	339	15	13	1,334	1,276	5
Software and equipment	300	262	266	234	297	15	1	1,062	985	8
Net occupancy	196	139	156	139	153	41	28	630	570	11
Sub-custodian and clearing (b)	115	106	110	119	102	8	13	450	414	9
Distribution and servicing	95	99	106	106	106	(4)	(10)	406	419	(3)
Business development	64	51	62	51	66	25	(3)	228	229	—
Bank assessment charges	22	49	47	52	53	(55)	(58)	170	220	(23)
Amortization of intangible assets	35	48	48	49	52	(27)	(33)	180	209	(14)
Other (a)(b)(c)	175	174	135	122	210	1	(17)	606	602	1
Total noninterest expense	2,987	2,738	2,747	2,739	3,006	9	(1)	11,211	10,957	2
Income before income taxes	1,020	1,334	1,394	1,444	728	(24)	40	5,192	4,610	13
Provision (benefit) for income taxes	150	220	286	282	(453)	(32)	N/M	938	496	N/M
Net income	870	1,114	1,108	1,162	1,181	(22)	(26)	4,254	4,114	3
Net loss (income) attributable to noncontrolling interests	11	(3)	(5)	9	(6)	N/M	N/M	12	(24)	N/M
Preferred stock dividends	(49)	(36)	(48)	(36)	(49)	N/M	N/M	(169)	(175)	(3)
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$832	$1,075	$1,055	$1,135	$1,126	(23)%	(26)%	$4,097	$3,915	5%

Average common shares and equivalents outstanding: Basic	984,343	999,808	1,010,179	1,016,797	1,024,828	(2)%	(4)%	1,002,922	1,034,281	(3)%
Diluted	988,650	1,003,665	1,014,357	1,021,731	1,030,404	(1)%	(4)%	1,007,141	1,040,290	(3)%

Earnings per common share: Basic	$0.84	$1.07	$1.04	$1.11	$1.09	(21)%	(23)%	$4.06	$3.74	9%
Diluted	$0.84	$1.06	$1.03	$1.10	$1.08	(21)%	(22)%	$4.04	$3.72	9%
(a)    In 1Q18, we adopted new accounting guidance included in Accounting Standards Update ("ASU") 2017-07, Compensation-Retirement Benefits: Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, which required the reclassification of the components of pension and other postretirement costs, other than the service cost component. As a result, staff expense increased and other expense decreased. Prior periods have been reclassified.

(b) Beginning in 1Q18, clearing expense, which was previously included in other expense, was included with sub-custodian expense. Prior periods have been reclassified.
(c)    Beginning in 1Q18, merger and integration ("M&I"), litigation and restructuring charges are no longer separately disclosed. Expenses previously reported in this line have been reclassified to existing expense categories, primarily other expense.

N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET
	2018				2017
(in millions)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
Assets
Cash and due from:
Banks	$5,864	$5,047	$5,361	$4,636	$5,382
Interest-bearing deposits with the Federal Reserve and other central banks	67,988	74,725	75,116	91,431	91,510
Interest-bearing deposits with banks	14,148	14,519	16,134	15,186	11,979
Federal funds sold and securities purchased under resale agreements	46,795	28,722	26,494	28,784	28,135
Securities	119,791	118,641	119,081	118,789	120,370
Trading assets	7,035	7,804	7,035	8,596	6,022
Loans	56,564	53,987	57,776	60,809	61,540
Allowance for loan losses	(146)	(140)	(145)	(156)	(159)
Net loans	56,418	53,847	57,631	60,653	61,381
Premises and equipment	1,832	1,832	1,752	1,702	1,634
Accrued interest receivable	671	640	663	610	610
Goodwill	17,350	17,390	17,418	17,596	17,564
Intangible assets	3,220	3,258	3,308	3,370	3,411
Other assets	21,298	22,846	22,507	21,638	23,029
Subtotal assets of operations	362,410	349,271	352,500	372,991	371,027
Assets of consolidated investment management funds, at fair value	463	499	428	606	731
Total assets	$362,873	$349,770	$352,928	$373,597	$371,758
Liabilities
Deposits	$238,778	$231,590	$230,560	$241,844	$244,322
Federal funds purchased and securities sold under repurchase agreements	14,243	10,158	13,200	21,600	15,163
Trading liabilities	3,479	3,536	3,580	3,365	3,984
Payables to customers and broker-dealers	19,731	18,683	19,123	20,172	20,184
Commercial paper	1,939	735	2,508	3,936	3,075
Other borrowed funds	3,227	2,934	3,053	1,550	3,028
Accrued taxes and other expenses	5,669	5,601	5,452	5,349	6,225
Other liabilities	5,774	6,552	5,443	5,707	6,050
Long-term debt	29,163	28,113	28,260	27,939	27,979
Subtotal liabilities of operations	322,003	307,902	311,179	331,462	330,010
Liabilities of consolidated investment management funds, at fair value	2	7	3	11	2
Total liabilities	322,005	307,909	311,182	331,473	330,012
Temporary equity
Redeemable noncontrolling interests	129	211	189	184	179
Permanent equity
Preferred stock	3,542	3,542	3,542	3,542	3,542
Common stock	14	14	14	14	14
Additional paid-in capital	27,118	27,034	26,981	26,911	26,665
Retained earnings	28,652	28,098	27,306	26,496	25,635
Accumulated other comprehensive loss, net of tax	(3,171)	(2,983)	(2,795)	(2,343)	(2,357)
Less: Treasury stock, at cost	(15,517)	(14,145)	(13,543)	(12,892)	(12,248)
Total The Bank of New York Mellon Corporation shareholders’ equity	40,638	41,560	41,505	41,728	41,251
Nonredeemable noncontrolling interests of consolidated investment management funds	101	90	52	212	316
Total permanent equity	40,739	41,650	41,557	41,940	41,567
Total liabilities, temporary equity and permanent equity	$362,873	$349,770	$352,928	$373,597	$371,758

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE

						4Q18 vs.				FY18 vs.
(dollars in millions)	4Q18	3Q18	2Q18	1Q18	4Q17	3Q18	4Q17	FY18	FY17	FY17
Investment services fees:
Asset servicing	$1,079	$1,099	$1,097	$1,113	$1,079	(2)%	—%	$4,388	$4,188	5%
Securities lending	47	58	60	55	51	(19)	(8)	220	195	13
Clearing services	389	383	392	414	400	2	(3)	1,578	1,553	2
Issuer services	286	287	266	260	197	—	45	1,099	977	12
Treasury services	139	137	140	138	137	1	1	554	557	(1)
Total investment services fees	1,940	1,964	1,955	1,980	1,864	(1)	4	7,839	7,470	5
Investment management and performance fees (a)(b)	893	922	910	960	962	(3)	(7)	3,685	3,584	3
Foreign exchange and other trading revenue:
Foreign exchange	159	150	171	183	175	6	(9)	663	638	4
Other trading revenue (loss)	22	5	16	26	(9)	N/M	N/M	69	30	N/M
Total foreign exchange and other trading revenue	181	155	187	209	166	17	9	732	668	10
Financing-related fees	50	52	53	52	54	(4)	(7)	207	216	(4)
Distribution and servicing	35	34	34	36	38	3	(8)	139	160	(13)
Investment and other income (loss):
Corporate/bank-owned life insurance	42	36	31	36	43	N/M	N/M	145	153	N/M
Expense reimbursements from joint venture	19	17	19	16	15	N/M	N/M	71	64	N/M
Asset-related gains (losses)	2	7	15	46	—	N/M	N/M	70	(1)	N/M
Equity investment (loss) income	(1)	3	2	—	4	N/M	N/M	4	37	N/M
Seed capital (losses) gains (a)	(8)	8	3	—	7	N/M	N/M	3	32	N/M
Lease-related gains	1	—	—	—	4	N/M	N/M	1	56	N/M
Other loss	(8)	(30)	—	(16)	(271)	N/M	N/M	(54)	(277)	N/M
Total investment and other income (loss) (a)	47	41	70	82	(198)	N/M	N/M	240	64	N/M
Total fee revenue	3,146	3,168	3,209	3,319	2,886	(1)	9	12,842	12,162	6
Net securities gains (losses)	—	—	1	(49)	(26)	N/M	N/M	(48)	3	N/M
Total fee and other revenue	$3,146	$3,168	$3,210	$3,270	$2,860	(1)%	10%	$12,794	$12,165	5%
(a) Excludes seed capital gains related to consolidated investment management funds, which are reflected in operations of consolidated investment management funds.
(b)    On a constant currency basis (Non-GAAP), investment management and performance fees decreased 6% compared with 4Q17. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AVERAGE BALANCES AND INTEREST RATES
	4Q18		3Q18		2Q18		1Q18		4Q17
	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate
(dollars in millions, presented on an FTE basis)
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign banks)	$14,666	1.67%	$14,691	1.58%	$15,748	1.41%	$13,850	1.25%	$14,068	1.03%
Interest-bearing deposits held at the Federal Reserve and other central banks	63,916	0.89	61,216	0.80	69,676	0.77	79,068	0.64	74,961	0.54
Federal funds sold and securities purchased under resale agreements (a)	28,843	5.98	26,738	4.18	28,051	3.29	27,903	2.47	28,417	2.11
Margin loans	13,369	4.08	13,738	3.74	14,838	3.46	15,674	2.98	14,018	2.67
Non-margin loans:
Domestic offices	29,576	3.73	28,628	3.59	29,970	3.44	30,415	3.02	30,462	2.73
Foreign offices	10,889	3.10	11,441	2.98	12,258	2.87	12,517	2.51	12,292	2.21
Total non-margin loans	40,465	3.56	40,069	3.42	42,228	3.27	42,932	2.87	42,754	2.58
Securities:
U.S. government obligations	24,531	2.14	24,423	2.09	23,199	2.02	23,460	1.88	25,195	1.71
U.S. government agency obligations	64,496	2.54	64,612	2.40	63,022	2.37	62,975	2.23	62,889	2.07
State and political subdivisions - tax-exempt	2,263	2.63	2,453	2.77	2,677	2.75	2,875	2.62	3,010	3.10
Other securities	27,614	1.91	27,017	1.98	28,863	1.75	29,149	1.69	29,131	1.34
Trading securities	5,543	2.77	4,261	3.05	3,784	3.10	4,183	2.62	2,723	2.02
Total securities	124,447	2.33	122,766	2.28	121,545	2.19	122,642	2.05	122,948	1.85
Total interest-earning assets	$285,706	2.60%	$279,218	2.33%	$292,086	2.14%	$302,069	1.85%	$297,166	1.65%
Noninterest-earning assets	52,885		53,123		54,242		56,106		53,620
Total assets	$338,591		$332,341		$346,328		$358,175		$350,786

Liabilities and total equity
Interest-bearing liabilities:
Interest-bearing deposits:
Domestic offices	$72,929	1.19%	$57,942	0.97%	$54,200	0.78%	$51,612	0.55%	$45,280	0.36%
Foreign offices	88,734	0.59	90,694	0.42	98,599	0.28	104,092	0.18	102,483	0.09
Total interest-bearing deposits	161,663	0.86	148,636	0.63	152,799	0.45	155,704	0.30	147,763	0.17
Federal funds purchased and securities sold under repurchase agreements (a)	10,980	10.95	14,199	5.33	18,146	3.48	18,963	2.29	20,211	1.83
Trading liabilities	1,330	1.86	1,150	2.32	1,198	2.43	1,569	2.26	1,406	0.38
Other borrowed funds	2,903	2.44	2,747	2.33	2,399	2.40	2,119	1.67	3,421	1.46
Commercial paper	353	2.41	3,102	2.10	3,869	2.13	3,131	1.59	3,391	1.23
Payables to customers and broker-dealers	15,727	1.61	16,252	1.23	16,349	1.10	17,101	0.75	17,868	0.49
Long-term debt	28,201	3.29	28,074	3.17	28,349	3.06	28,407	2.49	28,245	2.29
Total interest-bearing liabilities	$221,157	1.75%	$214,160	1.37%	$223,109	1.14%	$226,994	0.82%	$222,305	0.65%
Total noninterest-bearing deposits	58,972		60,677		64,768		71,005		69,111
Other noninterest-bearing liabilities	16,754		15,660		16,857		18,571		18,422
Total The Bank of New York Mellon Corporation shareholders’ equity	41,428		41,578		41,292		41,135		40,494
Noncontrolling interests	280		266		302		470		454
Total liabilities and shareholders’ equity	$338,591		$332,341		$346,328		$358,175		$350,786
Net interest margin		1.24%		1.27%		1.26%		1.22%		1.14%
Net interest margin (FTE) – Non-GAAP (b)		1.24%		1.28%		1.26%		1.23%		1.16%
(a)    Includes the impact of offsetting under enforceable netting agreements of approximately $43 billion for 4Q18, $26 billion for 3Q18, $18 billion for 2Q18, $14 billion for 1Q18 and $14 billion for 4Q17.

(b) See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.
Note: Interest and average rates were calculated on an FTE basis, at tax rates of approximately 21% for quarters in 2018 and approximately 35% for quarters in 2017, using dollar amounts in thousands and the actual number of days in the year.

THE BANK OF NEW YORK MELLON CORPORATION
NONINTEREST EXPENSE

						4Q18 vs.				FY18 vs.
(dollars in millions)	4Q18	3Q18	2Q18	1Q18	4Q17	3Q18	4Q17	FY18	FY17	FY17
Staff (a)	$1,602	$1,478	$1,489	$1,576	$1,628	8%	(2)%	$6,145	$6,033	2%
Professional, legal and other purchased services	383	332	328	291	339	15	13	1,334	1,276	5
Software and equipment	300	262	266	234	297	15	1	1,062	985	8
Net occupancy	196	139	156	139	153	41	28	630	570	11
Sub-custodian and clearing (b)	115	106	110	119	102	8	13	450	414	9
Distribution and servicing	95	99	106	106	106	(4)	(10)	406	419	(3)
Business development	64	51	62	51	66	25	(3)	228	229	—
Bank assessment charges	22	49	47	52	53	(55)	(58)	170	220	(23)
Amortization of intangible assets	35	48	48	49	52	(27)	(33)	180	209	(14)
Other (a)(b)(c)	175	174	135	122	210	1	(17)	606	602	1
Total noninterest expense	$2,987	$2,738	$2,747	$2,739	$3,006	9%	(1)%	$11,211	$10,957	2%

Full-time employees at period end	51,300	52,000	52,000	52,100	52,500	(1)%	(2)%
(a)    In 1Q18, we adopted new accounting guidance included in ASU 2017-07, Compensation-Retirement Benefits: Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, which required the reclassification of the components of pension and other postretirement costs, other than the service cost component. As a result, staff expense increased and other expense decreased. Prior periods have been reclassified.

(b) Beginning in 1Q18, clearing expense, which was previously included in other expense, was included with sub-custodian expense. Prior periods have been reclassified.
(c)    Beginning in 1Q18, M&I, litigation and restructuring charges are no longer separately disclosed. Expenses previously reported in this line have been reclassified to existing expense categories, primarily other expense.

THE BANK OF NEW YORK MELLON CORPORATION
CAPITAL AND LIQUIDITY
	2018				2017
(dollars in millions)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
Consolidated regulatory capital ratios - fully phased-in basis: (a)
Standardized Approach:
CET1 capital	$17,567	$18,517	$18,386	$18,334	$17,838
Tier 1 capital	21,044	22,002	21,877	21,835	21,339
Total capital	22,536	23,497	23,375	23,340	22,838
Risk-weighted assets	150,049	149,348	154,612	156,472	155,324

CET1 ratio	11.7%	12.4%	11.9%	11.7%	11.5%
Tier 1 capital ratio	14.0	14.7	14.1	14.0	13.7
Total capital ratio	15.0	15.7	15.1	14.9	14.7

Advanced Approaches:
CET1 capital	$17,567	$18,517	$18,386	$18,334	$17,838
Tier 1 capital	21,044	22,002	21,877	21,835	21,339
Total capital	22,349	23,299	23,174	23,121	22,608
Risk-weighted assets	165,130	165,137	167,580	171,910	173,711

CET1 ratio	10.6%	11.2%	11.0%	10.7%	10.3%
Tier 1 capital ratio	12.7	13.3	13.1	12.7	12.3
Total capital ratio	13.5	14.1	13.8	13.4	13.0

Tier 1 leverage ratio	6.6%	7.0%	6.7%	6.5%	6.4%

SLR:
Leverage exposure	$347,922	$341,566	$355,773	$367,818	$360,543
SLR	6.0%	6.4%	6.1%	5.9%	5.9%

Average liquidity coverage ratio (“LCR”)	118%	121%	118%	116%	118%

Consolidated regulatory capital ratios - transitional basis:
Advanced Approaches:
CET1 ratio	N/A	N/A	N/A	N/A	10.7%
Tier 1 capital ratio	N/A	N/A	N/A	N/A	12.7
Total capital ratio	N/A	N/A	N/A	N/A	13.4

Tier 1 leverage ratio	N/A	N/A	N/A	N/A	6.6
SLR	N/A	N/A	N/A	N/A	6.1
(a)    Regulatory capital ratios for Dec. 31, 2018 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for the periods noted above was the Advanced Approaches.

N/A - Not applicable. Beginning Jan. 1, 2018, regulatory capital ratios are fully phased-in.

THE BANK OF NEW YORK MELLON CORPORATION
KEY MARKET METRICS

						4Q18 vs.						FY18 vs.
	4Q18	3Q18	2Q18	1Q18	4Q17	3Q18		4Q17		FY18	FY17	FY17
Key market metrics:
S&P 500 Index (a)	2507	2914	2718	2641	2674	(14)%		(6)%		2507	2674	(6)%
S&P 500 Index - daily average	2699	2850	2703	2733	2603	(5)		4		2746	2449	12
FTSE 100 Index (a)	6728	7510	7637	7057	7688	(10)		(12)		6728	7688	(12)
FTSE 100 Index - daily average	7001	7553	7549	7354	7477	(7)		(6)		7363	7380	—
MSCI EAFE (a)	1720	1974	1959	2006	2051	(13)		(16)		1720	2051	(16)
MSCI EAFE - daily average	1812	1964	2018	2073	2005	(8)		(10)		1966	1887	4
Bloomberg Barclays Global-Aggregate Total Return Index (a)(b)	479	473	478	491	485	1		(1)		479	485	(1)
Average interest on excess reserves paid by the Federal Reserve	2.23%	1.96%	1.79%	1.53%	1.30%	27	bps	93	bps	1.88%	1.10%	78	bps

Foreign exchange rates vs. U.S. dollar:
British pound (a)	$1.28	$1.30	$1.32	$1.41	$1.35	(2)%		(5)%		$1.28	$1.35	(5)%
British pound - average rate	1.29	1.30	1.36	1.39	1.33	(1)		(3)		1.33	1.29	3
Euro (a)	1.15	1.16	1.17	1.23	1.20	(1)		(4)		1.15	1.20	(4)
Euro - average rate	1.14	1.16	1.19	1.23	1.18	(2)		(3)		1.18	1.14	4
(a) Period end.
(b) Unhedged in U.S. dollar terms.
bps - basis points.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SERVICES BUSINESS

						4Q18 vs.				FY18 vs.
(dollars in millions)	4Q18	3Q18	2Q18	1Q18	4Q17	3Q18	4Q17	FY18	FY17	FY17
Revenue:
Investment services fees:
Asset servicing (ex. securities lending revenue)	$1,063	$1,084	$1,080	$1,095	$1,061	(2)%	—%	$4,322	$4,118	5%
Securities lending revenue	43	52	55	48	45	(17)	(4)	198	168	18
Clearing services	389	383	391	414	400	2	(3)	1,577	1,549	2
Issuer services	286	288	265	260	196	(1)	46	1,099	975	13
Treasury services	139	136	140	138	136	2	2	553	555	—
Total investment services fees	1,920	1,943	1,931	1,955	1,838	(1)	4	7,749	7,365	5
Foreign exchange and other trading revenue	163	161	172	169	168	1	(3)	665	620	7
Other (a)	130	126	130	126	135	3	(4)	512	542	(6)
Total fee and other revenue	2,213	2,230	2,233	2,250	2,141	(1)	3	8,926	8,527	5
Net interest revenue	827	827	874	844	813	—	2	3,372	3,058	10
Total revenue	3,040	3,057	3,107	3,094	2,954	(1)	3	12,298	11,585	6
Provision for credit losses	6	1	1	(7)	(2)	N/M	N/M	1	(7)	N/M
Noninterest expense (ex. amortization of intangible assets)	2,090	1,995	1,931	1,913	2,060	5	1	7,929	7,598	4
Amortization of intangible assets	22	35	36	36	37	(37)	(41)	129	149	(13)
Total noninterest expense	2,112	2,030	1,967	1,949	2,097	4	1	8,058	7,747	4
Income before taxes	$922	$1,026	$1,139	$1,152	$859	(10)%	7%	$4,239	$3,845	10%

Pre-tax operating margin	30%	34%	37%	37%	29%			34%	33%

Total revenue by line of business:
Asset Servicing	$1,435	$1,458	$1,520	$1,519	$1,459	(2)%	(2)%	$5,932	$5,603	6%
Pershing	558	558	558	581	569	—	(2)	2,255	2,180	3
Issuer Services	441	453	431	418	352	(3)	25	1,743	1,588	10
Treasury Services	328	324	329	321	322	1	2	1,302	1,251	4
Clearance and Collateral Management	278	264	269	255	252	5	10	1,066	963	11
Total revenue by line of business	$3,040	$3,057	$3,107	$3,094	$2,954	(1)%	3%	$12,298	$11,585	6%
(a) Other revenue includes investment management fees, financing-related fees, distribution and servicing revenue and investment and other income.
N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SERVICES BUSINESS

						4Q18 vs.				FY18 vs.
(dollars in millions unless otherwise noted)	4Q18	3Q18	2Q18	1Q18	4Q17	3Q18	4Q17	FY18	FY17	FY17
Average loans	$35,540	$35,044	$38,002	$39,200	$38,845	1%	(9)%	$36,931	$40,142	(8)%
Average assets	$262,584	$246,276	$264,387	$278,095	$260,494	7%	1%	$262,747	$254,646	3%
Average deposits	$203,416	$192,741	$203,064	$214,130	$204,680	6%	(1)%	$203,279	$200,235	2%

AUC/A at period end (in trillions) (a)(b)	$33.1	$34.5	$33.6	$33.5	$33.3	(4)%	(1)%	$33.1	$33.3	(1)%
Market value of securities on loan at period end (in billions) (c)	$373	$415	$432	$436	$408	(10)%	(9)%	$373	$408	(9)%

Pershing
Average active clearing accounts (U.S. platform) (in thousands)	6,125	6,108	6,080	6,075	6,126	—	—
Average long-term mutual fund assets (U.S. platform)	$489,491	$527,336	$512,645	$514,542	$508,873	(7)%	(4)%
Average investor margin loans (U.S. platform)	$10,921	$10,696	$10,772	$10,930	$9,822	2%	11%

Clearance and Collateral Management
Average tri-party collateral management balances (in billions)	$3,181	$2,995	$2,801	$2,698	$2,606	6%	22%
(a) Dec. 31, 2018 information is preliminary.
(b) Includes the AUC/A of CIBC Mellon of $1.2 trillion at Dec. 31, 2018, $1.4 trillion at Sept. 30, 2018 and June 30, 2018 and $1.3 trillion at March 31, 2018 and Dec. 31, 2017.
(c)    Represents the total amount of securities on loan in our agency securities lending program managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $58 billion at Dec.31, 2018, $69 billion at Sept. 30, 2018, $70 billion at June 30, 2018, $73 billion at March 31, 2018 and $71 billion at Dec. 31, 2017.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT MANAGEMENT BUSINESS

						4Q18 vs.				FY18 vs.
(dollars in millions)	4Q18	3Q18	2Q18	1Q18	4Q17	3Q18	4Q17	FY18	FY17	FY17
Revenue:
Investment management fees (a)	$826	$879	$885	$898	$898	(6)%	(8)%	$3,488	$3,428	2%
Performance fees	54	30	12	48	50	N/M	8	144	94	53
Investment management and performance fees (b)	880	909	897	946	948	(3)	(7)	3,632	3,522	3
Distribution and servicing	45	47	48	50	51	(4)	(12)	190	207	(8)
Other (a)	(35)	(18)	(4)	16	(25)	N/M	N/M	(41)	(61)	N/M
Total fee and other revenue (a)	890	938	941	1,012	974	(5)	(9)	3,781	3,668	3
Net interest revenue	73	77	77	76	74	(5)	(1)	303	329	(8)
Total revenue	963	1,015	1,018	1,088	1,048	(5)	(8)	4,084	3,997	2
Provision for credit losses	1	(2)	2	2	1	N/M	N/M	3	2	N/M
Noninterest expense (ex. amortization of intangible assets)	702	688	685	692	756	2	(7)	2,767	2,794	(1)
Amortization of intangible assets	13	13	12	13	15	—	(13)	51	60	(15)
Total noninterest expense	715	701	697	705	771	2	(7)	2,818	2,854	(1)
Income before taxes	$247	$316	$319	$381	$276	(22)%	(11)%	$1,263	$1,141	11%

Pre-tax operating margin	26%	31%	31%	35%	26%			31%	29%
Adjusted pre-tax operating margin – Non-GAAP (c)	29%	35%	35%	39%	29%			34%	32%

Total revenue by line of business:
Asset Management	$660	$704	$702	$770	$738	(6)%	(11)%	$2,836	$2,775	2%
Wealth Management	303	311	316	318	310	(3)	(2)	1,248	1,222	2
Total revenue by line of business	$963	$1,015	$1,018	$1,088	$1,048	(5)%	(8)%	$4,084	$3,997	2%

Average loans	$16,485	$16,763	$16,974	$16,876	$16,813	(2)%	(2)%	$16,774	$16,565	1%
Average assets	$31,043	$31,283	$31,504	$31,963	$31,681	(1)%	(2)%	$31,446	$31,450	—%
Average deposits	$14,893	$14,634	$14,252	$13,363	$11,633	2%	28%	$14,291	$13,615	5%
(a)    Total fee and other revenue includes the impact of the consolidated investment management funds, net of noncontrolling interests. Additionally, other revenue includes asset servicing, foreign exchange and other trading revenue, treasury services and investment and other income.

(b)    On a constant currency basis, investment management and performance fees decreased 6% (Non-GAAP) compared with 4Q17. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

(c)    Net of distribution and servicing expense. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure. In 1Q18, the adjusted pre-tax operating margin – Non-GAAP for prior periods was restated to include amortization of intangible assets and the provision for credit losses.

N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AUM BY PRODUCT, AUM FLOWS AND WEALTH MANAGEMENT CLIENT ASSETS

						4Q18 vs.				FY18 vs.
(dollars in billions)	4Q18	3Q18	2Q18	1Q18	4Q17	3Q18	4Q17	FY18	FY17	FY17
AUM by product type (a)(b)
Equity	$135	$167	$160	$161	$161	(19)%	(16)%
Fixed income	200	202	197	206	206	(1)	(3)
Index	301	352	334	333	350	(14)	(14)
Liability-driven investments	659	652	663	700	667	1	(1)
Multi-asset and alternative investments	167	184	181	185	214	(9)	(22)
Cash	260	271	270	283	295	(4)	(12)
Total AUM by product type	$1,722	$1,828	$1,805	$1,868	$1,893	(6)%	(9)%

Changes in AUM (a)(b)
Beginning balance of AUM	$1,828	$1,805	$1,868	$1,893	$1,824			$1,893	$1,648
Net (outflows) inflows:
Long-term strategies:
Equity	(8)	(2)	(3)	—	(6)			(13)	(14)
Fixed income	(1)	2	(4)	7	(2)			4	6
Liability-driven investments	14	16	2	13	23			45	50
Multi-asset and alternative investments	(2)	2	(3)	(3)	2			(6)	8
Total long-term active strategies inflows (outflows)	3	18	(8)	17	17			30	50
Index	(11)	(3)	(7)	(13)	(1)			(34)	(17)
Total long-term strategies (outflows) inflows	(8)	15	(15)	4	16			(4)	33
Short-term strategies:
Cash	(10)	—	(11)	(14)	(4)			(35)	30
Total net (outflows) inflows	(18)	15	(26)	(10)	12			(39)	63
Net market impact	(69)	18	17	(14)	47			(48)	106
Net currency impact	(19)	(10)	(53)	29	10			(53)	76
Divestiture/Other (c)	—	—	(1)	(30)	—			(31)	—
Ending balance of AUM	$1,722	$1,828	$1,805	$1,868	$1,893	(6)%	(9)%	$1,722	$1,893	(9)%

Wealth Management client assets (a)(d)	$239	$261	$254	$246	$251	(8)%	(5)%
(a) Dec. 31, 2018 information is preliminary.
(b) Excludes securities lending cash management assets and assets managed in the Investment Services business.
(c) Primarily reflects a change in methodology beginning in 1Q18 to exclude AUM related to equity method investments as well as the CenterSquare divestiture.
(d) Includes AUM and AUC/A in the Wealth Management business.

THE BANK OF NEW YORK MELLON CORPORATION
OTHER SEGMENT

(in millions)	4Q18	3Q18	2Q18	1Q18	4Q17	FY18	FY17
Fee revenue (loss)	$29	$7	$40	$57	$(221)	$133	$4
Net securities gains (losses)	—	—	1	(49)	(26)	(48)	3
Total fee and other revenue (loss)	29	7	41	8	(247)	85	7
Net interest (expense)	(15)	(13)	(35)	(1)	(36)	(64)	(79)
Total revenue (loss)	14	(6)	6	7	(283)	21	(72)
Provision for credit losses	(7)	(2)	(6)	—	(5)	(15)	(19)
Noninterest expense	160	6	81	87	135	334	347
(Loss) before taxes	$(139)	$(10)	$(69)	$(80)	$(413)	$(298)	$(400)

Average loans and leases	$1,809	$2,000	$2,090	$2,530	$1,114	$2,105	$1,232
Average assets	$44,964	$54,782	$50,437	$48,117	$58,611	$49,581	$57,752

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SECURITIES PORTFOLIO

(dollars in millions)	Sept. 30, 2018		4Q18 change in unrealized gain (loss)	Dec. 31, 2018			Fair value as a % of amortized cost (a)	Unrealized gain (loss)		Ratings (b)
				Amortized cost	Fair value					AAA/ AA-	A+/ A-	BBB+/ BBB-	BB+ and lower	Not rated
	Fair value
Agency RMBS	$49,555		$492	$51,101	$50,214		98%	$(887)		100%	—%	—%	—%	—%
U.S. Treasury	24,622		80	24,917	24,792		99	(125)		100	—	—	—	—
Sovereign debt/sovereign guaranteed	12,386		33	11,496	11,577		101	81		74	5	20	1	—
Agency commercial MBS	11,050		(5)	11,031	10,947		99	(84)		100	—	—	—	—
CLOs	3,363		(41)	3,410	3,364		99	(46)		98	—	—	1	1
U.S. government agencies	3,127		—	3,173	3,157		99	(16)		100	—	—	—	—
Supranational	2,675		9	3,011	3,006		100	(5)		100	—	—	—	—
Foreign covered bonds	3,054		1	2,970	2,959		100	(11)		100	—	—	—	—
State and political subdivisions	2,352		16	2,268	2,264		100	(4)		78	21	—	—	1
Other asset-backed securities	748		(4)	1,776	1,773		100	(3)		99	—	1	—	—
Non-agency commercial MBS	1,473		(10)	1,491	1,470		99	(21)		96	4	—	—	—
Non-agency RMBS (c)	1,529		(32)	1,195	1,427		119	232		12	12	5	47	24
Corporate bonds	1,118		2	1,074	1,054		98	(20)		14	68	18	—	—
Other	1,041		5	1,236	1,238		100	2		94	—	—	—	6
Total investment securities	$118,093	(d)	$546	$120,149	$119,242	(d)	99%	$(907)	(d)(e)	95%	2%	2%	1%	—%
(a) Amortized cost reflects historical impairments.
(b) Represents ratings by S&P, or the equivalent.
(c) Includes RMBS that were included in the former Grantor Trust of $889 million at Sept. 30, 2018 and $832 million at Dec. 31, 2018.
(d) Includes net unrealized gains on derivatives hedging securities available-for-sale of $593 million at Sept. 30, 2018 and $131 million at Dec. 31, 2018.
(e) Includes unrealized losses of $227 million at Dec. 31, 2018 related to available-for-sale securities, net of hedges.

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES AND NONPERFORMING ASSETS

	2018				2017
(dollars in millions)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
Allowance for credit losses - beginning of period:
Allowance for loan losses	$140	$145	$156	$159	$161
Allowance for lending-related commitments	111	109	100	102	104
Allowance for credit losses - beginning of period	$251	$254	$256	$261	$265

Net recoveries (charge-offs):
Charge-offs	—	(1)	—	—	—
Recoveries	1	1	1	—	2
Total net recoveries (charge-offs)	1	—	1	—	2
Provision for credit losses	—	(3)	(3)	(5)	(6)
Allowance for credit losses - end of period	$252	$251	$254	$256	$261

Allowance for credit losses - end of period:
Allowance for loan losses	$146	$140	$145	$156	$159
Allowance for lending-related commitments	106	111	109	100	102
Allowance for credit losses - end of period	$252	$251	$254	$256	$261

Allowance for loan losses as a percentage of total loans	0.26%	0.26%	0.25%	0.26%	0.26%

Nonperforming assets	$79	$81	$82	$85	$90

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY Mellon has included in this Financial Supplement certain Non-GAAP financial measures on a tangible basis, as a supplement to GAAP information. Tangible common shareholders’ equity excludes goodwill and intangible assets, net of deferred tax liabilities. BNY Mellon believes that the return on tangible common equity measure is an additional useful measure for investors because it presents a measure of those assets that can generate income. BNY Mellon has provided a measure of tangible book value per common share, which it believes provides additional useful information as to the level of tangible assets in relation to shares of common stock outstanding.

Net interest revenue (FTE) – Non-GAAP and net interest margin (FTE) – Non-GAAP include the tax equivalent adjustments on tax-exempt income which allows for the comparison of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income.

BNY Mellon has presented the operating margin for the Investment Management business net of distribution and servicing expense that was passed to third parties who distribute or service our managed funds. BNY Mellon believes that this measure is useful when evaluating the performance of the Investment Management business relative to industry competitors.

The presentation of the growth rates of investment management and performance fees on a constant currency basis permits investors to assess the significance of changes in foreign currency exchange rates. Growth rates on a constant currency basis were determined by applying the current period foreign currency exchange rates to the prior period revenue. BNY Mellon believes that this presentation, as a supplement to GAAP information, gives investors a clearer picture of the related revenue results without the variability caused by fluctuations in foreign currency exchange rates.

Notes:
Certain immaterial reclassifications/revisions have been made to prior periods to place them on a basis comparable with the current period's presentation.

In businesses where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.

Quarterly return on common and tangible common equity ratios are annualized.

Return on common equity and tangible common equity reconciliation
(dollars in millions)	4Q18	3Q18	2Q18	1Q18	4Q17	FY18	FY17
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$832	$1,075	$1,055	$1,135	$1,126	$4,097	$3,915
Add: Amortization of intangible assets	35	48	48	49	52	180	209
Less: Tax impact of amortization of intangible assets	8	11	11	12	18	42	72
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – Non-GAAP	$859	$1,112	$1,092	$1,172	$1,160	$4,235	$4,052

Average common shareholders’ equity	$37,886	$38,036	$37,750	$37,593	$36,952	$37,818	$36,145
Less: Average goodwill	17,358	17,391	17,505	17,581	17,518	17,458	17,441
Average intangible assets	3,239	3,283	3,341	3,397	3,437	3,314	3,508
Add: Deferred tax liability – tax deductible goodwill (a)	1,072	1,066	1,054	1,042	1,034	1,072	1,034
Deferred tax liability – intangible assets (a)	692	699	709	716	718	692	718
Average tangible common shareholders’ equity – Non-GAAP	$19,053	$19,127	$18,667	$18,373	$17,749	$18,810	$16,948

Return on common equity – GAAP	8.7%	11.2%	11.2%	12.2%	12.1%	10.8%	10.8%
Return on tangible common equity – Non-GAAP	17.9%	23.1%	23.5%	25.9%	25.9%	22.5%	23.9%
(a) Deferred tax liabilities for the periods in 2017 are based on fully phased-in U.S. capital rules.

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Book value and tangible book value per common share reconciliation	2018				2017
(dollars in millions except common shares)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
BNY Mellon shareholders’ equity at period end – GAAP	$40,638	$41,560	$41,505	$41,728	$41,251
Less: Preferred stock	3,542	3,542	3,542	3,542	3,542
BNY Mellon common shareholders’ equity at period end – GAAP	37,096	38,018	37,963	38,186	37,709
Less: Goodwill	17,350	17,390	17,418	17,596	17,564
Intangible assets	3,220	3,258	3,308	3,370	3,411
Add: Deferred tax liability – tax deductible goodwill (a)	1,072	1,066	1,054	1,042	1,034
Deferred tax liability – intangible assets (a)	692	699	709	716	718
BNY Mellon tangible common shareholders’ equity at period end – Non-GAAP	$18,290	$19,135	$19,000	$18,978	$18,486

Period-end common shares outstanding (in thousands)	960,426	988,777	999,945	1,010,676	1,013,442

Book value per common share – GAAP	$38.63	$38.45	$37.97	$37.78	$37.21
Tangible book value per common share – Non-GAAP	$19.04	$19.35	$19.00	$18.78	$18.24
(a) Deferred tax liabilities at Dec. 31, 2017 are based on fully phased-in U.S. capital rules.

Net interest margin reconciliation
(dollars in millions)	4Q18	3Q18	2Q18	1Q18	4Q17
Net interest revenue – GAAP	$885	$891	$916	$919	$851
Add: Tax equivalent adjustment	4	5	5	6	11
Net interest revenue (FTE) – Non-GAAP	$889	$896	$921	$925	$862

Average interest-earning assets	$285,706	$279,218	$292,086	$302,069	$297,166

Net interest margin – GAAP (a)	1.24%	1.27%	1.26%	1.22%	1.14%
Net interest margin (FTE) – Non-GAAP (a)	1.24%	1.28%	1.26%	1.23%	1.16%
(a) Net interest margin is annualized.

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Pre-tax operating margin reconciliation - Investment Management business
(dollars in millions)	4Q18	3Q18	2Q18	1Q18	4Q17	FY18	FY17
Income before income taxes – GAAP	$247	$316	$319	$381	$276	$1,263	$1,141

Total revenue – GAAP	$963	$1,015	$1,018	$1,088	$1,048	$4,084	$3,997
Less: Distribution and servicing expense	95	99	103	110	107	407	422
Adjusted total revenue, net of distribution and servicing expense – Non-GAAP	$868	$916	$915	$978	$941	$3,677	$3,575

Pre-tax operating margin – GAAP (a)	26%	31%	31%	35%	26%	31%	29%
Adjusted pre-tax operating margin, net of distribution and servicing expense – Non-GAAP (a)	29%	35%	35%	39%	29%	34%	32%
(a) Income before taxes divided by total revenue.

Constant currency reconciliations			4Q18 vs.
(dollars in millions)	4Q18	4Q17	4Q17
Consolidated:
Investment management and performance fees	$893	$962	(7)%
Impact of changes in foreign currency exchange rates	—	(12)
Adjusted investment management and performance fees – Non-GAAP	$893	$950	(6)%

Investment Management business:
Investment management and performance fees	$880	$948	(7)%
Impact of changes in foreign currency exchange rates	—	(12)
Adjusted investment management and performance fees – Non-GAAP	$880	$936	(6)%